Exhibit 10.2

AMENDMENT NO. 3 TO MASTER LEASE AND SECURITY AGREEMENT
(May 2019 Sale of OH/IN Facilities)

THIS AMENDMENT NO. 3 TO MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is to be effective as of May 1, 2019 (the “Amendment Date”), by and between each of the signatories hereto identified as Landlord (individually and collectively, “Landlord”), and each of the signatories hereto identified as Tenant (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Master Lease and Security Agreement dated as of April 26, 2018, as amended by that certain Amendment No. 1 to Master Lease and Security Agreement effective as of September 1, 2018 and that certain Amendment No. 2 to Master Lease and Security Agreement dated as of April 22, 2019 (as the same has been amended and as it may be hereafter amended, amended and restated, supplemented, replaced or extended from time to time, the “Master Lease”), pursuant to which, among other things, Tenant leases from Landlord the Facilities identified on Exhibit A attached hereto (the “Subject Facilities”), each as more fully identified in the Lease; and

B.Each Landlord identified on Exhibit A hereto, each of whom leases to each Tenant identified on Exhibit A hereto a portion of the Subject Facilities, has entered into a Purchase and Sale Agreement dated March 28, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 10, 2019 (as so amended, and as may be further amended, modified, supplemented or replaced, the “PSA”), to sell the Subject Facilities to a third party buyer (“Buyer”) pursuant to a closing to occur on May 1, 2019 (the “Closing Date”); and

C.On the Closing Date, Tenant will cease to operate the Subject Facilities and will transition the operation of each of the Subject Facilities to the Buyer or its designee pursuant to the terms of that certain Operations Transfer Agreement between Tenant and Buyer dated as of May 1, 2019; and

D.Upon the closing of the transactions contemplated by the PSA and the OTA, the Subject Facilities shall be removed from the Master Lease and deleted from the definition of “Premises” thereunder pursuant to the terms of the Master Lease including, but not limited to, Section 7.4.12 and Exhibit L thereof; and

E.Landlord and Tenant wish to amend the Master Lease to, among other things, reduce the Minimum Rent as of the Closing Date pursuant to the terms of Exhibit L of the Master Lease, all as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

2.Amendments to Master Lease.

2.1.    Removal of Subject Facilities. Effective as of the Amendment Date, Landlord and Tenant: (a) agree and consent to the removal of the Subject Facilities from the Master Lease pursuant to the terms of the OTA, PSA and Section 7.4.12 of the Master Lease, and (b) agree and acknowledge that the Subject Facilities are deleted from the definition of “Premises” thereunder pursuant to the terms of Section 7.4.12 of the Master Lease.

2.2.    Reduction in Minimum Rent. From and after the Closing Date, and without further action of the parties, (i) the annual Minimum Rent under the Master Lease as of the Closing Date shall be decreased by $1,476,420.00 (being the aggregate Sale Facility Rent Reduction for the Subject Facilities), resulting in total annual Minimum Rent immediately following such reduction of $162,552,117.00, and (ii) $790,791.00 of Minimum Rent previously allocated to the Subject Facilities shall be re-allocated to the remaining Facilities in accordance with the terms of Exhibit L of the Master Lease

2.3.    Reduction in Security Deposit. Subject to the reconciliation set forth in Section 2.4 below, the parties acknowledge and agree that as of the Amendment Date, Landlord has refunded Tenant $374,168.00 of the Security Deposit (as defined in the Brookdale Guaranty), which amount represents the proportionate share of the Security Deposit attributable to the Subject Facilities.

2.4.    Reconciliation. Within thirty (30) days after the Amendment Date, representatives of Landlord and Tenant shall, in good faith, finalize any required corrections or modifications to the reduction in the Security Deposit amounts set forth in Section 2.3 above, to be determined in accordance with the provisions of the Brookdale Guaranty (the “Final Reduction Amount”). Throughout the 30-day period leading up to the Final Reduction Amount, each party shall cooperate with the other party in good faith in connection with the preparation and finalization of the Final Reduction Amount. After approval of the Final Reduction Amount by both parties, the party determined to owe cash or other consideration to the other party, as applicable, as a result of such Final Reduction Amount shall promptly pay such cash to the other party, by wire transfer of immediately available funds or otherwise remit such consideration to the other party (including a reduction of any letter of credit, as applicable) and the parties shall enter into a written instrument to memorialize the Final Reduction Amount if different than the amount set forth above.

3.Miscellaneous.

3.1.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.

3.2.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.

3.3.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease with respect to the subject matter hereof, the terms of this Amendment shall control.

3.4.    Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:   Executive Vice President

ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by H. Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 30th day of April, 2019.

(SEAL)                        /s/ Carla Lockridge
Notary Public

Print Name:    Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of: Williamson

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By: BLC-The Berkshire of Castleton, LLC, a Delaware
limited liability company, its General Partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:   Executive Vice President

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware
limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:   Executive Vice President

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware
limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:   Executive Vice President

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By: BLC-Brookdale Place of San Marcos, LLC, a
Delaware limited liability company, its general
partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:   Executive Vice President

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 14 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 15 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 16 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 17 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by H. Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 30th day of April, 2019.

(SEAL)                        /s/ Carla Lockridge
Notary Public

Print Name:    Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of: Williamson

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS LEASING, INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by H. Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 30th day of April, 2019.

(SEAL)                        /s/ Carla Lockridge
Notary Public

Print Name:    Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of: Williamson

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 29th day of April, 2019.

(SEAL)                        /s/ Theresa M. Kwasinski
Notary Public

Print Name:    Theresa M. Kwasinski
My commission expires: 8/5/2022
Acting in the County of: Cook

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 29th day of April, 2019.

(SEAL)                        /s/ Theresa M. Kwasinski
Notary Public

Print Name:    Theresa M. Kwasinski
My commission expires: 8/5/2022
Acting in the County of: Cook

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Manager

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title:   President

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 29th day of April, 2019.

(SEAL)                        /s/ Theresa M. Kwasinski
Notary Public

Print Name:    Theresa M. Kwasinski
My commission expires: 8/5/2022
Acting in the County of: Cook

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 29th day of April, 2019.

(SEAL)                        /s/ Theresa M. Kwasinski
Notary Public

Print Name:    Theresa M. Kwasinski
My commission expires: 8/5/2022
Acting in the County of: Cook

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 29th day of April, 2019.

(SEAL)                        /s/ Theresa M. Kwasinski
Notary Public

Print Name:    Theresa M. Kwasinski
My commission expires: 8/5/2022
Acting in the County of: Cook

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 3 to Lease dated as of April 30, 2019 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Guaranty dated as of April 26, 2018 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the Lease.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.

2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.

3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:    /s/ H. Todd Kaestner
Name:    H. Todd Kaestner
Title:    Executive Vice President

Exhibit A
Subject Properties

Subject Facility	Address	Landlord	Tenant
Marion (IN)	2452 West Kem Road, Marion, IN, 46952	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC
Marion (OH)	308 Barks Road East, Marion, OH, 43302	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.
Castleton	8480 Craig Street, Indianapolis, IN, 46250	PSLT-BLC Properties Holdings, LLC	BLC-The Berkshire of Castleton, L.P.
Evansville	6521 Greendale Drive, Evansville, IN, 47711	PSLT-ALS Properties III, LLC	ALS Properties Tenant I, LLC
Portage	3444 Swanson Road, Portage, IN, 46368	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC